UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LINCARE HOLDINGS INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

LINCARE HOLDINGS INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 12, 2012

Date: May 07, 2012 Time: 9:00 AM EDT Location: Holiday Inn Select 3535 Ulmerton Road Clearwater, Florida

LINCARE HOLDINGS INC. ATTN: INVESTOR RELATIONS

19387 U.S.19 NORTH CLEARWATER, FL 33764

you You are hold receiving shares in the this above communication named company. because This is not a ballot. You cannot use this notice only these an shares. overview This of communication the more complete presents proxy available t th to tyou on the Internet. You may view the www. proxyvote. proxy commaterials or easily request online a paper at copy (see reverse side).

We encourage you to access and review all of the

See obtain the proxy reverse materials side of this and notice voting to instructions.

0000124424_1

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. and Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow [XXXX XXXX XXXX] (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow [XXXX XXXX XXXX] (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow [XXXX XXXX XXXX] available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000124424_2 R1.0.0.11699

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 J.P. Byrnes

06 W.F. Miller, III

02 S.H. Altman, Ph.D.

07 E. M. Zane

03 C.B. Black

04 A.P. Bryant

05 F.D. Byrne, M.D.

The Board of Directors recommends you vote FOR proposals 2. and 3.

2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

3. Approve an advisory resolution regarding executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000124424_3

0000124424_4